UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2026

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

In connection with the entry into the membership interest purchase agreement as described in Item 8.01 below, Clorox posted to its investor relations section of its website an investor presentation relating to its purchase of the membership interest of GOJO Industries, Inc. (“GOJO”) and issued a press release that reaffirms Clorox’s fiscal year 2026 outlook for net sales, diluted EPS and adjusted EPS. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events

On January 22, 2026, Clorox announced that it had entered into a membership interest purchase agreement, by and among Clorox, GOJO Industries Holdings, Inc. (“Parent”), GOJO and the shareholders of Parent, pursuant to which Clorox has agreed to purchase all of the issued and outstanding membership interests of GOJO, maker of PURELL®, at a purchase price of $2.25 billion in cash, subject to customary adjustments and including anticipated tax benefits valued at approximately $330 million. Clorox plans to fund the transaction primarily through debt financing. The transaction is subject to regulatory approval and other customary closing conditions.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 22, 2026 of The Clorox Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K, and the press release incorporated by reference into Item 7.01 of this Current Report on Form 8-K, contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among others, statements related to our fiscal 2026 full year outlook, the planned acquisition of GOJO and the timing thereof, the ability to obtain regulatory approval and meet other closing conditions for the planned acquisition, the expected impact of the planned acquisition on the company’s net sales, earnings performance, profitability, cash flow, leverage and other financial measures, expectations regarding growth potential in various products, geographies and market categories, including the impact from a more diversified portfolio of brands and business mix, the realization of anticipated synergies, margin expansion and adjusted earnings per share accretion from the acquisition, the terms, timing and scope of the expected financing in connection with the acquisition, the aggregate amount of indebtedness of the company following the closing of the acquisition, and the ability to retain key personnel, and any such forward-looking statements involve risks, assumptions and uncertainties. Except for historical information, statements about future volumes, sales, organic sales growth, foreign currencies, costs, cost savings, margins, earnings, earnings per share, including as a result of the GOJO acquisition, diluted earnings per share, foreign currency exchange rates, tax rates, cash flows, plans, objectives, expectations, growth or profitability are forward-looking statements based on management's estimates, beliefs, assumptions and projections. Words such as "could," "may," "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," "will," "predicts," and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management's expectations, are described in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's Annual Report on Form 10-K for the fiscal year ended June 30, 2025, as updated from time to time in the company's Securities and Exchange Commission filings. These factors include, but are not limited to: occurrence of any event, change or other circumstance that could give rise to the termination of the GOJO acquisition agreement; the risk that the conditions to the completion of the proposed acquisition (including regulatory approval) are not satisfied in a timely manner or at all; the risks arising from the integration of the GOJO business; the uncertainty of rating agency actions; the risk that the anticipated benefits and synergies of the proposed acquisition may not be realized when expected or at all; the risk that the proposed acquisition may not be completed in a timely manner or at all; the risk of unexpected costs or expenses resulting from the proposed acquisition; the risk of litigation related to the proposed acquisition, including resulting expense or delay; the risks related to disruption to ongoing business operations of the company and GOJO and diversion of time of management of the company and GOJO as a result of the proposed acquisition; the risk that the proposed acquisition may have an adverse effect on the ability of the company and GOJO to retain key personnel, customers and suppliers; the risk that the credit ratings of the company decline following the proposed acquisition; the risk that the announcement or the consummation of the proposed acquisition has a negative effect on the market price of the common stock of the company or on the company’s or GOJO’s operating results; unfavorable general economic and geopolitical conditions beyond our control, including inflation, supply chain disruptions, labor shortages, wage pressures, fuel and energy costs, interest rate fluctuations, foreign currency exchange rate fluctuations, weather events or natural disasters, disease outbreaks or pandemics, terrorism, and unstable geopolitical conditions, including ongoing conflicts and rising tensions in the Middle East and/or Ukraine and rising tensions between China and Taiwan, as well as macroeconomic and geopolitical volatility and uncertainty as a result of a number of these and other factors, including actual and potential shifts in U.S. and foreign trade policies, including as a result of escalating trade tensions between the U.S. and its trading partners, especially China, particularly as a result of the imposition of U.S. and retaliatory tariffs; the impact of market and category declines, and the company’s product and geographic mix on its ability to meet sales growth targets; the company’s ability to successfully execute or realize the anticipated benefits of its strategic or transformational initiatives, including the ERP transition and the related timing and volume of shipment movement related to the ERP transition; the impact of the changing retail environment, including the growth of alternative retail channels and business models, and changing consumer preferences; intense competition in the company's markets; volatility and increases in the costs of raw materials, energy, transportation, labor and other necessary supplies or services; risks related to supply chain issues, product shortages and disruptions to the business, as a result of increased supply chain dependencies due to an expanded supplier network and a reliance on certain single-source suppliers; risks related to the company's use of and reliance on information technology systems, including potential and actual security breaches, cyberattacks, privacy breaches or data breaches that result in the unauthorized disclosure of consumer, customer, employee or company information, business, service or operational disruptions, or that impact the company's financial results or financial reporting, or any resulting unfavorable outcomes, increased costs or legal proceedings; the ability of the company to innovate and to develop and introduce commercially successful products, or expand into adjacent categories and countries; the ability of the company to successfully manage global political, legal, tax and regulatory risks, including due to regulatory uncertainty and lack of regulatory convergence among different jurisdictions; lower revenue, increased costs, other financial statement impacts or reputational harm resulting from government actions, compliance with regulations, or any material costs imposed by changes in regulation; the company's ability to maintain its business reputation and the reputation of its brands and products; dependence on key customers and risks related to customer consolidation and ordering patterns; the company's ability to attract and retain key personnel, which may continue to be impacted by challenges in the labor market, such as increasing labor costs and sustained labor shortages; changes to our processes and procedures as a result of our digital capabilities and productivity enhancements that may result in changes to the company's internal controls over financial reporting; risks related to the acquisition of The Procter & Gamble Company’s interest in the Glad business; risks related to international operations and international trade, including changing macroeconomic conditions as a result of inflation, volatile commodity prices and increases in raw and packaging materials prices, labor, energy and logistics; global economic or political instability; foreign currency fluctuations, such as devaluations, and foreign currency exchange rate controls; changes in governmental policies, including trade policy and tariffs, travel or immigration restrictions, new or additional tariffs, and price or other controls; labor claims and civil unrest; potential operational or supply chain disruptions from wars and military conflicts, including ongoing conflicts and rising tensions in the Middle East and/or Ukraine and rising tensions between China and Taiwan; potential negative impact and liabilities from the use, storage and transportation of chlorine in certain international markets where chlorine is used in the production of bleach; widespread health emergencies; and the possibility of nationalization, expropriation of assets or other government action or inaction, including the impacts of a prolonged U.S. government shutdown; the impact of climate change and other sustainability issues on sales, operating costs, reputation or stakeholder relationships; the impact of product liability claims, labor claims and other legal, governmental or tax proceedings, including in foreign jurisdictions and in connection with any product recalls; risks relating to acquisitions, new ventures and divestitures, and associated costs, including for asset impairment charges related to, among others, intangible assets, including trademarks and goodwill; and the ability to complete announced transactions, including the acquisition of GOJO, and, if completed, integration costs and potential contingent liabilities related to those transactions; the accuracy of the company's estimates and assumptions on which its financial projections, including any sales or earnings guidance or outlook it may provide from time to time, are based; risks related to our reliance on third-party service providers, including inability to meet cost savings or efficiencies, business or systems disruptions, and other liabilities, including legal or regulatory risk; environmental matters, including costs associated with the remediation and monitoring of past contamination, and possible increases in costs resulting from actions by relevant regulators, and the handling and/or transportation of hazardous substances; the company's ability to effectively utilize, assert and defend its intellectual property rights, and any infringement or claimed infringement by the company of third-party intellectual property rights; the effect of the company's indebtedness and credit rating on its business operations and financial results and the company's ability to access capital markets and other funding sources, as well as the cost of capital to the company; the company's ability to pay and declare dividends or repurchase its stock in the future; and the impacts of potential stockholder activism.

The company's forward-looking statements in this Current Report on Form 8-K, and the press release incorporated by reference into Item 7.01 of this Current Report on Form 8-K, are based on management's current views, beliefs, assumptions and expectations regarding future events and speak only as of the date of this Current Report on Form 8-K. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: January 22, 2026	By:	/s/ Angela Hilt
Angela Hilt
Executive Vice President – Chief Legal and External Affairs Officer & Corporate Secretary

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